BMC Fund, Inc.

Form N-CSRS

Exhibit 12(a)(2)

Section 906 Certification

I, Boyd C. Wilson, Jr., Chief Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 23 U.S.C. Section 1350, that:

1. The Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: June 23, 2014

/s/ Boyd C. Wilson, Jr.

Boyd C. Wilson, Jr.

Chief Financial Officer

BMC Fund, Inc.

Form N-CSRS

Exhibit 12(a)(2)

Section 906 Certification

I, M. Hunt Broyhill, Chief Executive Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 23 U.S.C. Section 1350, that:

1. The Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: June 23, 2014

/s/ M. Hunt Broyhill

M. Hunt Broyhill

Chief Executive Officer